Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Arbor Rapha Capital Bioholdings Corp. I (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Ivan Kaufman, as Chief Executive Officer of the Company, and Paul Elenio, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: May 12, 2022

By:	/s/ Ivan Kaufman
Ivan Kaufman
Chief Executive Officer
(Principal Executive Officer)

By:	/s/ Paul Elenio
Paul Elenio
Chief Financial Officer
(Principal Financial and Accounting Officer)